SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                       EVERGREEN SMALL COMPANY GROWTH FUND
                                  (THE "FUND")


         Effective September 25, 1998, the section of the prospectuses of the Fund entitled "Investment Objectives and Policies" under "Description of The Funds" is hereby supplemented to reflect the following change:

         The Fund invests at least 65% of its total assets in equity securities of companies with small market capitalizations. For this purpose, companies with small market capitalizations are generally those with market capitalizations of less than $2.5 billion ("small cap") at the time of the Fund's investment. Companies whose capitalizations exceed $2.5 billion after the purchase continue to be considered small cap for this purpose.



October 15, 1998